                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exhange Act of 1934

                         Date of Report: July 25, 2002

                             Medix Resources, Inc.
             (Exact name of registrant as specified in its charter)

Colorado                                0-24768                       84-1123311
State or other jurisdiction          (Commission                   (IRS Employer
of incorporation)                     File Number)              Identification No.)

               420 Lexington Avenue, Sute 1830, New York NY             10170
        (Address of principal exectutive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (212) 697-2509

Item 5. Other Events Press release dated July 25, 2002, announcing initial field test findings for laboratory Connectivity project
                     with Loyola University Medical Center.

Exhibits

99.1    Copy of Press Release

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDIX RESOURCES, INC.

                                              By: /s/Patricia A. Minicucci
                                                  Executive Vice President

Date: July 25, 2002